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                                                                    EXHIBIT 10.2


             FIRST AMENDMENT TO FORBEARANCE AND AMENDMENT AGREEMENT


         THIS FIRST AMENDMENT TO FORBEARANCE AND AMENDMENT AGREEMENT (the "First Amendment"), dated as of September 30, 2001, is between INDUSTRIAL HOLDINGS, INC., a Texas corporation (the "Borrower"), a group of affiliated business entities of the Borrower as set forth on the execution page of this First Amendment (collectively the "Guarantors"), and COMERICA BANK-TEXAS (the "Agent"), NATIONAL BANK OF CANADA, a Canadian chartered bank, HIBERNIA NATIONAL BANK, a national banking association and COMERICA BANK-TEXAS, a Texas banking association (collectively the "Lenders") and it amends that certain Forbearance and Amendment Agreement more fully described below.

                                    RECITALS:

         A. Borrower, Guarantors, Lenders, and the Agent have entered into that certain Forbearance and Amendment Agreement (the "Agreement") dated as of August 31, 2001.

         B. Borrower, Guarantors, Lenders and Agent now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         1.1 Definitions. Capitalized terms used in this First Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement. The following definition is revised by deleting that currently appears in the definition section and replacing it with what follows:

                  "FORBEARANCE PERIOD" shall mean the period commencing on the Effective Date and continuing until 5:00 p.m., Houston, Texas time on October 5, 2001 unless extended until October 31, 2001 pursuant to the provisions of Section 2 hereof, but subject to earlier termination pursuant to the terms and provisions of this Agreement.





FIRST AMENDMENT TO FORBEARANCE
AND AMENDMENT  AGREEMENT


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                                   ARTICLE II

                                   Amendments

         2.1 Amendment to Section 2. Section 2 "Forbearance by Lenders" is hereby revised by deleting what currently appears at Section 2 and replacing it with the following:

                  FORBEARANCE BY LENDERS. Subject to the terms of this Agreement and so long as no Termination Event shall have occurred, Lenders hereby agree to forbear until 5:00 p.m., Houston, Texas time on October 5, 2001, from exercising their rights and remedies arising as a result of the occurrence of the Specified Defaults. Notwithstanding the foregoing, the forbearance granted by Lenders pursuant hereto shall not constitute and shall not be deemed to constitute a waiver of any of the Specified Defaults or of any other default under the Loan Papers.

                  NOTWITHSTANDING THE FOREGOING, provided that the Borrower timely presents evidence, satisfactory to each of the Lenders, that, prior to 5:00 P.M. Houston time October 5, 2001: (i) it has entered into Definitive Disposition Agreements (herein so called), containing no due diligence contingencies (nor any other contingencies which, in the discretion of the Lenders, constitute unusual pre-conditions to closing and funding on transactions such as those described in the Definitive Disposition Agreements), for the disposition of each member of the EPG Group and Beaird with bona fide third party purchasers that are financially capable of completing the acquisition of each such entities by not later than October 31, 2001; and
                  (ii) in connection with the Definitive Disposition Agreements covering Rex Machinery Movers, Inc., OF Acquisition, L.P. and Philform, Inc. if the proposed purchaser is the SMS Group, L.L.C. and SMS Properties, L.L.C. the Borrower shall have received non-refundable, commercially reasonable cash escrow deposits and in addition (i) the Lenders have received, reviewed and approved, prior to their becoming effective, the terms of each of the Definitive Disposition Agreements (or the Borrower's obligation under any Definitive Disposition Agreements are made expressly subject to the Lenders' approval) where (y) Subsidiaries are disposing of assets, or
                  (z) Subsidiaries are being sold; (ii) the Borrower is then in full compliance with the terms of the Merger Agreement; (iii) no amendment to the Merger Agreement has diminished or delayed the proceeds to be received thereunder by the Lenders and (iv) each of the Lenders acknowledges in writing that each of the above preconditions have been met, then, and only then, shall the Forbearance Period be extended through and including 5:00 p.m. Houston time, October 31, 2001, or such earlier date a Termination Event Occurs.

                  At 5:00 p.m., Houston, Texas time October 5, 2001, or, in the case the Forbearance Period is extended, at 5:00 p.m., Houston, Texas time





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AND AMENDMENT  AGREEMENT


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                  October 31, 2001, the Forbearance Period shall terminate
                  automatically without further act or action by Lenders, and Lenders shall be entitled to exercise any and all rights and remedies available under the Loan Papers and this Agreement, at law, in equity, or otherwise without any further lapse of time, expiration of applicable grace periods, or requirements of notice, all of which are hereby expressly waived by Borrower and each Guarantor.

         2.2 Amendment to Section 6. Section 6 "Fees" is hereby revised by deleting what currently appears at Section 6 and replacing it with the following:

                  FEES. The Borrower acknowledges that, as a result of the amendment to Article II, Section 2.8 of the Credit Agreement made in the Fifth Amendment, the Borrower is currently obligated to pay the Agent for the benefit of the Lenders a fee of $300,000.00 (the "5th Amendment Fee"). The Borrower acknowledges that the 5th Amendment Fee has not been paid. The 5th Amendment Fee shall be due and payable on the earliest to occur of the following: (i) a Termination Event; (ii) the end of the Forbearance Period; (iii) the date the Borrower closes the sale of any member of, or the assets of any member of, its "EPG Group;" or (iv) the date of the closing of the merger pursuant to the Merger Agreement. The Borrower also agrees that, in the event that the Indebtedness is not repaid in full by the close of business on November 1, 2001, it will owe the Agent, for the benefit of the Lenders, an additional fee of $100,000.00, which fee shall be due and payable in full on November 1, 2001.

                                   ARTICLE III

                              Conditions Precedent

         3.1 Conditions. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this First Amendment, in form and substance satisfactory to Agent:

                           (1) Resolutions. Resolutions of the Board of
                  Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder;

                           (2) Incumbency Certificate. A certificate of
                  incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of Borrower and each Guarantor authorized to sign this Amendment and each of the other Loan Documents to which Borrower and each





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AND AMENDMENT  AGREEMENT


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                  Guarantor is or is to be a party hereunder (including the
                  certificates contemplated herein) together with specimen signatures of such officers;

                           (3) Bylaws. The bylaws of Borrower and each Guarantor
                  certified by the Secretary or an Assistant Secretary of Borrower or Guarantor;

                           (4) Governmental Certificates. Certificates of the
                  appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of Borrower and each Guarantor, each dated within ten
                  (10) days prior to the date of this First Amendment; and

                           (5) Additional Information. Agent shall have received
                  such additional documents, instruments and information as Agent or its legal counsel, Winstead Sechrest & Minick P.C., may request.

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                  (d) The Borrower shall have reimbursed the Agent for fees and expenses paid or the fees and expenses of the Agent incurred, in connection with this First Amendment to the Agreement including, but not limited to, the fees and expenses of the Agent's counsel.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

         4.1 Ratifications. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Agent agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         4.2 Representations and Warranties. Borrower hereby represents and warrants to Agent that (i) the execution, delivery and performance of this First Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default, other than




FIRST AMENDMENT TO FORBEARANCE
AND AMENDMENT  AGREEMENT


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those described in the Agreement have occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) other than as described in the Agreement, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  Miscellaneous

         5.1 Survival of Representations and Warranties. All representations and warranties made in this First Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of Lenders to rely upon them.

         5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.3 Expenses of Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this First Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Agent's legal counsel.

         5.4 Severability. Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.5 Applicable Law. This First Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         5.6 Successors and Assigns. This First Amendment is binding upon and shall inure to the benefit of the Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.




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AND AMENDMENT  AGREEMENT


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         5.7 Counterparts. This First Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.8 Effect of Waiver. No consent or waiver, express or implied, by the Lenders to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         5.9 Headings. The headings, captions, and arrangements used in this First Amendment are for convenience only and shall not affect the interpretation of this First Amendment.

         5.10 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this First Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

         5.11 RELEASE AND COVENANT NOT TO SUE. THE BORROWER (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND GUARANTORS (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE LENDERS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES,




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AND AMENDMENT  AGREEMENT


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BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL
RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE AGREEMENT OR THE NOTES OR VARIOUS SECURITY DOCUMENTS, GUARANTIES AND ANY AND ALL DOCUMENTS RELATED THERETO (THE "LOAN PAPERS") OR THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS NOW EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

         ACCEPTANCE OF EACH ADVANCE MADE AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY THE RELEASING PARTIES OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH ADVANCE.

         5.12 ENTIRE AGREEMENT. THIS FIRST AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.




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         5.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY
APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






FIRST AMENDMENT TO FORBEARANCE
AND AMENDMENT  AGREEMENT



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Executed as of September 30, 2001.

                                    BORROWER:

                                    INDUSTRIAL HOLDINGS, INC.,
                                    a Texas corporation


                                    By: /s/ ROBERT CONE
                                       -----------------------------------------
                                    Name: Robert Cone
                                          President & Chief Executive Officer

                                    Address for Notices:

                                    Industrial Holdings, Inc.
                                    7135 Ardmore
                                    Houston, Texas 77054
                                    Fax No.: 713-749-9642
                                    Telephone No.: 713-747-1025
                                    Attention: Mr. Robert E. Cone


                                     AGENT:

                                     COMERICA BANK-TEXAS,
                                     a Texas banking association


                                     By: /s/ ROBIN M. KAIN
                                        ----------------------------------------
                                              Robin M. Kain
                                              Vice President

                                     Address for Notices:

                                     Comerica Bank - Texas
                                     P.O. Box 650282
                                     Dallas, Texas 75265-0282
                                     Fax No.:  (214) 589-4724
                                     Telephone No.:  (214) 589-4718
                                     Attention:  Mr. Joseph Sullivan
                                                    MC 6510




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AND AMENDMENT  AGREEMENT


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                                     With a copy to:

                                     Comerica Bank - Texas
                                     P.O. Box 650282
                                     Dallas, Texas  75265-0282
                                     Fax No.: (214) 589-4724
                                     Telephone No.: (214) 589-4708
                                     Attention: Robin M. Kain
                                                MC 6510


                                     LENDERS:

                                     COMERICA BANK-TEXAS
                                     a Texas banking association



                                     By: /s/ ROBIN M. KAIN
                                        ----------------------------------------
                                              Robin M. Kain
                                              Vice President

                                     Address for Notices:

                                     Comerica Bank - Texas
                                     P.O. Box 650282
                                     Dallas, Texas 75265-0282
                                     Fax No.: (214) 589-4724
                                     Telephone No.: (214) 589-4718
                                     Attention:  Mr. Joseph Sullivan
                                                    MC 6510

                                     With a copy to:

                                     Comerica Bank - Texas
                                     P.O. Box 650282
                                     Dallas, Texas  75265-0282
                                     Fax No.: (214) 589-4724
                                      Telephone No.: (214) 589-4708
                                      Attention: Robin M. Kain
                                                 MC 6510




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AND AMENDMENT  AGREEMENT



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                                     HIBERNIA NATIONAL BANK
                                     a national banking association


                                     By: /s/ TAMMY ANGELETY
                                        ----------------------------------------
                                              Tammy Angelety
                                              Vice President

                                     Address for Notices:

                                     Hibernia National Bank
                                     225 Barone Street., 10th Fl.
                                     New Orleans, Louisiana 70112
                                     Fax No.: (504) 533-5099
                                     Telephone No.: (504) 533-2045
                                     Attention: Ms. Tammy Angelety



                             NATIONAL BANK OF CANADA,
                             a Canadian charter bank


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------




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AND AMENDMENT  AGREEMENT


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                              Address for Notices:

                              National Bank of Canada
                              5200 Town Center Circle, Suite 302
                              Boca Raton, Florida 33486
                              Fax No.: (561) 367-1020
                              Telephone No.: (561) 367-1700
                              Attention: Ms. Patricia Cloninger

                              With a copy to:

                              National Bank of Canada


                              ----------------------------------

                              ----------------------------------
                              Fax No.:
                                      --------------------------
                              Telephone No.:
                                            --------------------
                              Attention:
                                        ------------------------



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         Guarantors hereby consent and agree to this First Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms.

                            GUARANTORS:


                            The Rex Group, Inc., a Texas corporation
                            Rex Machinery Movers, Inc., a Texas corporation
                                 d/b/a Ideal Products
                            First Texas Credit Corporation, a Texas corporation Landreth Metal Forming, Inc., a Texas corporation
                            Pipeline Valve Specialty, Inc., a Texas corporation
                                (f/k/a Industrial Municipal Supply Company)
                            Bolt Manufacturing Co., Inc., a Texas corporation,
                                d/b/a Walker Bolt Manufacturing Co., Inc.
                            LSS-Lone Star-Houston, Inc., a Texas corporation
                            American Rivet Company, Inc., an Illinois
                             corporation
                            Manifold Valve Services, Inc., a Delaware
                                corporation, d/b/a Rogers Equipment & Supply
                                Company
                            Philform, Inc., a Michigan corporation
                            GHX, Incorporated, a Texas corporation
                            Regal Machine Tool, Inc., a Texas corporation, f/k/a
                                Rex Machine Tool, Inc.
                            WHIR Acquisition, Inc., a Texas corporation, d/b/a Ameritech Fastener Manufacturing
                            Moores Pump and Services, Inc., a Louisiana
                               corporation
                            GHX, Incorporated of Louisiana, a Louisiana
                             corporation
                            Beaird Industries, Inc., a Delaware corporation United Wellhead Services, Inc., a Texas corporation



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                                 Chief Executive Officer





FIRST AMENDMENT TO FORBEARANCE
AND AMENDMENT  AGREEMENT




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